UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016
(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At our Annual Meeting held on May 12, 2016, the Company’s stockholders voted on the following proposals:

Proposal 1: Election of Directors

To elect Graham Y. Tanaka as director of the Company to serve until the 2019 Annual Meeting of Stockholders or until the director’s successor has been duly elected and qualified:

For	Withheld	Broker Non-Votes
3,359,817	352,506	3,080,709

Proposal 2: Ratification of Independent Registered Public Accounting Firm

To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016:

For	Against	Abstain
6,536,316	159,422	97,294

Proposal 3: Advisory Vote on Executive Compensation

To approve, on an advisory basis, the Company’s compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
3,259,119	446,695	6,509	3,080,709

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: May 12, 2016